ANNUAL REPORT TO
SHAREHOLDERS FOR THE YEAR
ENDED NOVEMBER 30, 1997


THE GROWTH FUND OF
SPAIN, INC.

"...It was a strong year for Spain due largely
to falling interest rates and a buoyant
economy that saw the gross domestic product
expand by more than three percent. ..."

[LOGO] KEMPER FUNDS

LONG-TERM INVESTING IN A SHORT-TERM WORLD-SM-

CONTENTS
                            3
            ECONOMIC OVERVIEW
                            5
           PERFORMANCE UPDATE
                            7
             LARGEST HOLDINGS
                            8
     PORTFOLIO OF INVESTMENTS
                           10
        REPORT OF INDEPENDENT
                     AUDITORS
                           11
         FINANCIAL STATEMENTS
                           13
NOTES TO FINANCIAL STATEMENTS
                           16
         FINANCIAL HIGHLIGHTS
                           17
      DESCRIPTION OF DIVIDEND
            REINVESTMENT PLAN
--------------------------------------------------------------------------------
AT A GLANCE

--------------------------------------------------------------------------------
 TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1997

 ..................................
 BASED ON NAV              29.86%
 ..................................
 BASED ON MARKET PRICE     46.49%
 ..................................

--------------------------------------------------------------------------------
 NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------

                            AS OF    AS OF
                           11/30/97 11/30/96
 ............................................
 NET ASSET VALUE           $19.06   $ 15.67
 ............................................
 MARKET PRICE              $17.00   $ 12.50
 ............................................

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1997.

 ............................................
 INCOME DIVIDEND                     $0.17
 ............................................
 SHORT-TERM CAPITAL GAIN             $0.32
 ............................................
 LONG-TERM CAPITAL GAIN              $0.51

STATISTICAL NOTE: TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. MARKET PRICE, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

--------------------------------------------------------------------------------
TERMS TO KNOW

EMERGING MARKETS   A developing or emerging country that is in the initial
stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems that may be less stable.

EURO CURRENCY   The ultimate goal of the economic and monetary union of Europe is to introduce a single currency for the region called the Euro.

GROSS DOMESTIC PRODUCT   Total value of goods and services produced in a
domestic economy over a particular period of time, usually one year.

ECONOMIC OVERVIEW

  [PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period.
  As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.
  First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.
  Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.
  Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.
  To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.
  Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

 ECONOMIC OVERVIEW

ECONOMIC GUIDEPOSTS

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC EXPANSION GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              NOW (12/31/97)     6 MONTHS AGO     1 YEAR AGO    2 YEARS AGO
10-year Treasury rate (1)                 5.81             6.22          6.58           5.65
Prime rate (2)                            8.50             8.50          8.25           8.50
Inflation rate (3)                        1.70             2.23          3.04           2.72
The U.S. dollar (4)                      10.43             7.32          4.59          -0.57
Capital goods orders (5)*                11.61             8.58          2.23           9.56
Industrial production (5)*                5.59             3.91          4.70           2.34
Employment growth (6)                     2.66             2.30          2.41           1.57

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AS INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
* DATA AS OF NOVEMBER 30, 1997.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.
  International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.
  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ MAUREEN ALLYN

MAUREEN ALLYN
CHIEF ECONOMIST, Scudder Kemper Investments, Inc.

January 9, 1998

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

BEATING ITS OWN "PERSONAL BEST," THE GROWTH FUND OF SPAIN, INC. RETURNED NEARLY 30 PERCENT (BASED ON NET ASSET VALUE) FOR THE FISCAL YEAR. FOLLOWING, THE PORTFOLIO MANAGER DISCUSSES THE MARKETS AND THE FUND'S PERFORMANCE.

EDUARDO SUAREZ HAS BEEN THE PORTFOLIO MANAGER OF THE FUND SINCE ITS INCEPTION IN FEBRUARY 1990. HE IS THE CHIEF EXECUTIVE OFFICER OF BSN GESTION DE PATRIMONIOS, S.A., S.G.C. (BSN GESTION). SUAREZ RECEIVED A LAW DEGREE FROM DEUSTO UNIVERSITY IN 1977 AND A BUSINESS ADMINISTRATION DEGREE FROM ICADE IN 1978.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

Q     THE GROWTH FUND OF SPAIN,
      INC. ENDED THE FISCAL YEAR UP 29.86 PERCENT IN NET ASSET VALUE, PERFORMING IN LINE WITH THE 30.02 PERCENT RETURN OF THE MADRID STOCK EXCHANGE GENERAL INDEX*. HOWEVER, THE FUND STILL STRUGGLED TO MATCH THE RETURNS OF ITS PEERS. WHAT DROVE THE MARKET'S PERFORMANCE AND WHAT PREVENTED THE FUND FROM FULLY PARTICIPATING?

A     It was a strong year for
      Spain due largely to falling interest rates and a buoyant economy that saw the gross domestic product expand by more than 3 percent. But it was also a volatile year. Early in the period, investors wondered whether the global economies were overheating. Then near the end of the period, they were faced with market drops and the possibility of a recession due to the Asian crisis. Spain has a large exposure to Latin America through exports and direct investments by many Spanish companies. Because of this, the market got hit quite hard in August and then again in October when Asian markets crashed and concern about the stability of all emerging markets grew.
 Banks and construction companies were clearly the leading sector performers for the year. Large banks delivered very good results and merger speculation also boosted lesser quality bank performance at year end. The banking sector has seen tremendous outperformance in recent years, up more than 70 percent since the start of 1997 and up nearly 120 percent since 1995. Unfortunately, it is this banking sector strength that affected the fund's performance relative to its peers. The Growth Fund of Spain, Inc. does have a focus in this sector on the larger, high-quality banks but out-performance also came from the lesser quality names in 1997. While the fund did have smaller banking holdings such as Banco Pastor, the fund was not largely exposed to them because of its more high quality focus.
 Within the construction sector, a surge in private investment spending helped the construction and real estate sector. After many years of cut backs, the public sector also contributed with the initiation of infrastructure improvement projects. The fund held an overweight position relative to the index in this sector with names like Vallehermoso and FCC contributing to fund performance.

*THE MADRID STOCK EXCHANGE (MSE) GENERAL INDEX IS AN UNMANAGED GROUP OF THE MOST FREQUENTLY TRADED STOCKS ON THE MADRID STOCK EXCHANGE.

Q     YOU HAVE MENTIONED THE
      STRONG SECTORS BUT WERE THERE OTHERS THAT WERE OUT OF FAVOR?

A     The good performance of
      the banking sector, which has a nearly 27 percent weighting in the Madrid Stock Exchange General Index, helped it reach all time highs but this performance masked the lesser performance of another heavily weighted portion of the index (25 percent weighting): the utilities sector. With regulatory
                                                                               5

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

changes imposed by the government depressing earnings in this sector, it's performance was less than half that of the banking sector for the fiscal year.
 The hypermarkets, large supermarkets that also sell non-food items, were also disappointing stocks in '97 suffering from competition from the supermarkets and from a general saturation in the large, out-of-town hypermarket area.

Q     A LARGE CONTRIBUTOR TO SPAIN'S
      GROSS DOMESTIC PRODUCT IS TOURISM. HOW DID THIS INDUSTRY FARE?

A     Despite the fact the
Spanish peseta has been strong against most of the European currencies, Spain grew in popularity as a vacation destination for Europeans. It gained tourism market share while other popular destinations such as Egypt, Northern Africa and Turkey, suffered due to their increasingly unstable political environments.

Q     YOU MENTIONED MID- AND
      SMALL-CAPITALIZATION BANKS WERE GOOD PERFORMERS DURING THE FISCAL YEAR BUT HOW DID SMALLER COMPANIES DO, IN GENERAL?

A     While smaller banks did
      show some strength, as was mentioned, this was not a year where mid and small caps outperformed large caps. The liquidity-driven market in the first half of the year led to a preference for blue chips. In the second half, larger companies continued to be favored for their defensive qualities.

Q     IS THE SPANISH PESETA
DEFINITELY GOING TO BE INCLUDED IN THE EURO CURRENCY AND WHAT DOES THIS MEAN FOR THE STOCK MARKET?

A     While the formal decision
      will be made in April, the peseta is expected to be included. This has been anticipated for a while and has been reflected in the bond market which is already discounting for the effects a strong currency and low inflation environment will have. Inclusion in the Euro will boost confidence in Spain and in its capital markets.
 The political effect will also be significant with the Partido Popular and its leader, Jose Maria Aznar, being credited for Spain's inclusion because of the policies set to meet the stringent Maastricht criteria. It is possible that Aznar will take advantage of his popularity and call early elections this summer. This could have a very positive effect if the Partido Popular increases its position in Parliament. The current government is a coalition with the Catalan party still blocking many reforms.

Q     WHAT IS YOUR OUTLOOK FOR 1998?

A     The Spanish economy
      should continue to grow faster than the larger Continental European economies with an expected expansion of gross domestic product to 3.6 percent. Consumer spending is expected to be the main driver of this growth but investment spending should also remain strong. Inflation should stay at the current 2 to 2.5 percent level due to further government deregulation, a strong currency and low commodity prices.
 Spain continues to attract significant foreign direct investment after falling out of favor at the beginning of the 1990s. Since then, the rigorous labor market deregulation has led to a highly competitive unit labor cost structure making Spain's workers much more productive than the rest of Europe. The market should continue to attract both domestic and foreign funds since valuations are still very attractive and earnings growth should continue to be strong.

Q     ARE THERE RISKS TO THIS OUTLOOK?

A     Some economists are
worried that the economy may start to overheat soon because interest rates are still falling and fiscal policies are being loosened. While it is true that both consumer and business confidence are at record levels, we feel there is enough capacity in the economy especially in the labor market for growth to continue to be noninflationary.
 Another risk is a crisis in Latin America. As we saw during this period, problems there lead to problems in Spanish capital markets. We don't feel that such a crisis is imminent since current account deficits and foreign exchange measures are in better shape than in Asia.

--------------------------------------------------------------------------------
LARGEST HOLDINGS

THE FUND'S 15 LARGEST HOLDINGS*

Representing 72.7 percent of the fund's total net assets on November 30, 1997

--------------------------------------------------------------------------------
      Holdings                                                           Percent
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.    BANCO BILBAO   Banking                                                9.4%
      VIZCAYA
--------------------------------------------------------------------------------
2.    TELEFONICA     Telecommunications and motorways                       7.8%
--------------------------------------------------------------------------------
3.    ENDESA         Electric and other utilities                           6.0%
--------------------------------------------------------------------------------
4.    VALLEHERMOSO   Construction and property development                  5.1%
--------------------------------------------------------------------------------
5.    BANCO          Banking                                                5.1%
      POPULAR
--------------------------------------------------------------------------------
6.    IBERDROLA      Electric and other utilities                           5.1%
--------------------------------------------------------------------------------
7.    REPSOL         Chemicals and energy                                   4.8%
--------------------------------------------------------------------------------
8.    FCC            Construction and property development                  4.8%
--------------------------------------------------------------------------------
9.    BANKINTER      Banking                                                4.1%
--------------------------------------------------------------------------------
10.   ARGENTARIA     Banking                                                4.0%
--------------------------------------------------------------------------------
11.   GAS NATURAL    Electric and other utilities                           3.5%
--------------------------------------------------------------------------------
12.   SEVILLANA      Electric and other utilities                           3.4%
--------------------------------------------------------------------------------
13.   ACERINOX       Metals and Engineering                                 3.2%
--------------------------------------------------------------------------------
14.   BANCO          Banking                                                3.2%
      CENTRAL
      HISPANO
--------------------------------------------------------------------------------
15.   PRYCA          Consumer Goods                                         3.2%
--------------------------------------------------------------------------------

* PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

THE GROWTH FUND OF SPAIN, INC.

Portfolio of Investments at November 30, 1997
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------

                                                                                    Number of
 Common stocks                                                                       shares            Value
------------------------------------------------------------------------------------------------------------
BANKING--27.4%
                               Argentaria                                              205,000   $    12,716
                               Banco Bilbao Vizcaya                                    985,000        29,756
                               Banco Central Hispano                                   525,000        10,069
                               Banco de Andalucia                                       22,238         3,460
                               Banco Pastor, S.A.                                       20,500         1,457
                               Banco Popular Espanol                                   250,810        15,978
                               Bankinter                                               225,000        12,779
                               -----------------------------------------------------------------------------
                                                                                                      86,215
------------------------------------------------------------------------------------------------------------
CHEMICALS AND ENERGY--4.8%
                               Repsol                                                  350,000        15,138
                               -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
CONSTRUCTION AND PROPERTY
DEVELOPMENT--12.3%
                               Fomento de Construcciones y Contratas (FCC)             380,000        15,060
                               Grupo Acciona                                            27,650         4,895
                               Inmobiliaria Metropolitana Vasco Central
                               (Metrovascesa)                                           59,096         2,548
                               Vallehermoso                                            550,625        16,154
                               -----------------------------------------------------------------------------
                                                                                                      38,657
------------------------------------------------------------------------------------------------------------
CONSUMER GOODS--4.7%
                               Centros Commerciales Pryca                              625,000        10,059
                               Prosegur, Cia de Seguridad, S.A.                        203,500         2,033
                               Vidrala, S.A.                                            60,000         2,567
                               -----------------------------------------------------------------------------
                                                                                                      14,659
------------------------------------------------------------------------------------------------------------
ELECTRIC AND OTHER
UTILITIES--24.8%
                               Cantabrico                                              128,243         5,899
                               Compania Sevillana de Electricidad                    1,075,000        10,561
                               Empresa Nacional de Electricidad (ENDESA)             1,000,000        18,810
                               Fuerzas Electricas de Cataluna (FECSA)                  430,075         3,836
                               Gas Natural                                             223,895        11,080
                               Gas y Electricidad (GESA)                                57,000         4,090
                               Iberdrola                                             1,250,000        15,968
                               Union Electrica Fenosa                                  800,000         8,020
                               -----------------------------------------------------------------------------
                                                                                                      78,264
------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES--1.8%
                               Alba                                                     52,500         5,668
                               -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
METALS AND ENGINEERING--7.6%
                               Acerinox                                                 65,000        10,156
                               Azkoyen                                                  62,329         6,687
                               Zardoya Otis                                             61,649         7,173
                               -----------------------------------------------------------------------------
                                                                                                      24,016
------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS
AND MOTORWAYS--11.3%
                               Aumar                                                   245,904         3,982
                               Autopistas Concesionaria (ACESA)                        525,000         7,006
                               Telefonica de Espana                                    850,000        24,510
                               -----------------------------------------------------------------------------
                                                                                                      35,498
                               -----------------------------------------------------------------------------
                               TOTAL COMMON STOCKS--94.7%
                               (Cost: $189,601)                                                      298,115
                               -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------
                                                                                    Principal
                                                                                      amount         Value
----------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENT--1.5%
                               Yield--5.06%
                               Due--December, 1997
                               (Cost: $4,888)
                               (PRINCIPAL AMOUNT IN SPANISH PESETAS)
                               Banco Exterior Internacional                         726,938,577   $  4,875
                               ---------------------------------------------------------------------------
                               TOTAL INVESTMENTS--96.2%
                               (Cost: $194,489)                                                    302,990
                               ---------------------------------------------------------------------------
                               CASH AND OTHER ASSETS, LESS LIABILITIES--3.8%                        12,069
                               ---------------------------------------------------------------------------
                               NET ASSETS--100%                                                   $315,059
                               ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost on investments of $194,489,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation was $110,221,000 the gross unrealized depreciation was $1,720,000 and the net unrealized appreciation on investments was $108,501,000.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE GROWTH FUND OF SPAIN, INC.

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Growth Fund of Spain, Inc. as of November 30, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of Spain, Inc. at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
January 20, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1997
(IN THOUSANDS)

--------------------------------------------------
 ASSETS
--------------------------------------------------
Investments, at value
(Cost: $194,489)                          $302,990
--------------------------------------------------
Cash (including foreign currency of
$15,107 with a cost of $15,430)             15,213
--------------------------------------------------
Receivable for:
  Investments sold                             596
--------------------------------------------------
  Dividends and interest                       439
--------------------------------------------------
    TOTAL ASSETS                           319,238
--------------------------------------------------
--------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------
Payable for:
  Investments purchased                      3,876
--------------------------------------------------
  Management fee                               251
--------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                              39
--------------------------------------------------
  Directors' fees and other                     13
--------------------------------------------------
    Total liabilities                        4,179
--------------------------------------------------
NET ASSETS                                $315,059
--------------------------------------------------
--------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------
Paid-in capital                           $183,418
--------------------------------------------------
Undistributed net realized gain on
investments and foreign currency
transactions                                22,057
--------------------------------------------------
Net unrealized appreciation on
investments and assets and liabilities
in foreign currency                        107,959
--------------------------------------------------
Undistributed net investment income          1,625
--------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $315,059
--------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR
VALUE
($315,059  DIVIDED BY 16,530 shares
outstanding)                                $19.06
--------------------------------------------------

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1997
(IN THOUSANDS)

-------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------
Dividends                                 $ 7,461
-------------------------------------------------
Interest                                      723
-------------------------------------------------
                                            8,184
-------------------------------------------------
Less foreign taxes withheld                 1,051
-------------------------------------------------
    Total investment income                 7,133
-------------------------------------------------
Expenses:
  Management fee                            2,846
-------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                            358
-------------------------------------------------
  Professional fees                           156
-------------------------------------------------
  Reports to shareholders                      30
-------------------------------------------------
  Registration fees                            16
-------------------------------------------------
  Directors' fees and other                    57
-------------------------------------------------
    Total expenses                          3,463
-------------------------------------------------
NET INVESTMENT INCOME                       3,670
-------------------------------------------------
-------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------
 Net realized gain on sales of
 investments and foreign currency
 transactions                              20,740
-------------------------------------------------
 Change in net unrealized appreciation
 on investments
 and assets and liabilities in foreign
 currency                                  47,441
-------------------------------------------------
Net gain on investments                    68,181
-------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $71,851
-------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                          YEAR ENDED NOVEMBER
                                                  30,
                                          -------------------
                                            1997       1996
-------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------
 Net investment income                    $  3,670      5,849
-------------------------------------------------------------
 Net realized gain                          20,740     11,311
-------------------------------------------------------------
 Change in net unrealized appreciation      47,441     33,898
-------------------------------------------------------------
Net increase in net assets resulting
from operations                             71,851     51,058
-------------------------------------------------------------
 Distribution from net investment
 income                                     (2,854)    (7,157)
-------------------------------------------------------------
 Distribution from net realized gain       (13,931)    (4,942)
-------------------------------------------------------------
Total dividends to shareholders            (16,785)   (12,099)
-------------------------------------------------------------
Payment for shares repurchased
(310 shares and 259 shares,
respectively)                               (3,942)    (3,021)
-------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                51,124     35,938
-------------------------------------------------------------
-------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------
Beginning of year                          263,935    227,997
-------------------------------------------------------------
END OF YEAR (including undistributed
net investment
income of $1,625 and $2,654,
respectively)                             $315,059    263,935
-------------------------------------------------------------

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1  SIGNIFICANT
   ACCOUNTING POLICIES
                             DESCRIPTION OF FUND. The Fund is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. All securities that are traded on a Spanish securities exchange and for which market quotations are readily available are valued at the closing value on the principal exchange on which the securities are traded on the day of valuation or, if no such closing price is available, at the last bid price quoted on such day. If there are no quotations available for the day of valuation, the last available closing price will be used. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked priced is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the exchange on which they are traded. Over-the-counter traded options are valued based upon current prices provided by market makers. Forward foreign currency contracts and foreign currency are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in Spanish pesetas are converted into U.S. dollar values at the mean between the bid and offered quotations of that currency against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Directors. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The Fund may make an election under the Internal Revenue Code so that shareholders may claim a tax credit or deduction for their share of foreign taxes paid by the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions, such as foreign currency transactions, differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
2  TRANSACTIONS WITH
   AFFILIATES
                             INVESTMENT MANAGER COMBINATION. Zurich Insurance Company, the parent of Zurich Kemper Investments, Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc. (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the name of the Fund's shareholder service agent was changed to Kemper Service Company (KSvC).

                             The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of 1% of average weekly net assets. The Fund incurred a management fee of $2,846,000 for the year ended November 30, 1997.

                             Scudder Kemper utilizes the investment management services of BSN Gestion de Patrimonios, S.A., S.G.C. (the Spanish Adviser) pursuant to a sub-advisory agreement entered into between Scudder Kemper and the Spanish Adviser. For services provided under the sub-advisory agreement, Scudder Kemper pays a fee at an annual rate of .35% of the Fund's average weekly net assets to the Spanish Adviser. During the year ended November 30, 1997, Scudder Kemper incurred fees of $996,000 to the Spanish Adviser.

                             Pursuant to a services agreement with the Fund's transfer agent KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $24,000 for the year ended November 30, 1997.

                             The Fund has a custodian agreement with Banco Santander, an affiliate of the Spanish Adviser, for custody of the Fund's Spanish securities. For the year ended November 30, 1997, the Fund incurred custody fees of $254,000 to Banco Santander. Effective January 30, 1998 the Chase Manhattan Bank will serve as foreign custodian.

                             Brokerage commissions paid on securities transactions to BSN Sociedad de Valores y Bolsa, an affiliate of the Spanish Adviser, amounted to $82,000 for the year ended November 30, 1997.

                             Certain officers or directors of the Fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1997, the Fund made no payments to its officers and incurred directors' fees of $25,000 to independent directors.

--------------------------------------------------------------------------------
3  INVESTMENT
   TRANSACTIONS
                             For the year ended November 30, 1997, investment transactions (excluding short-term instruments) are as follows (in thousands):

Purchases                                 $123,092
Proceeds from sales                        129,875

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4  REPURCHASE OF
   SHARES
                             The Board of Directors of the Fund has authorized the open market repurchase and retirement of up to three million shares (1,479,000 repurchased to date) of the Fund's outstanding stock. Shares repurchased during each of the two periods are as follows:

                                             YEAR ENDED
                                            NOVEMBER 30,
                                           1997      1996
                                          -------   -------
Number of shares                          310,000   259,000
Weighted average discount to net asset
value                                          19%       19%

--------------------------------------------------------------------------------
5  FORWARD FOREIGN
   CURRENCY CONTRACTS
                             In order to protect itself against a decline in the value of the Spanish peseta against the U.S. Dollar, the Fund has entered into a forward contract to deliver pesetas in exchange for U.S. Dollars. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain or loss on this contract is reflected in the accompanying financial statements. The Fund also bears the credit risk (which is limited to the unrealized gain, if any) if the counterparty fails to perform under the contract. At November 30, 1997, the Fund had entered into a forward contract to deliver SP 5 billion with a U.S. Dollar contract amount of $32,000,000. The settlement date of the contract occurs in January, 1998, and the unrealized loss amounted to $210,000 at November 30, 1997.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED NOVEMBER 30,
                                          -------------------------------------------------
                                            1997      1996      1995      1994      1993
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of year        $  15.67     13.33     12.40     10.67      8.99
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .24       .36       .37       .32       .40
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain            4.15      2.69      1.01      1.41      1.28
-------------------------------------------------------------------------------------------
Total from investment operations              4.39      3.05      1.38      1.73      1.68
-------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                       .17       .42       .45        --        --
-------------------------------------------------------------------------------------------
  Distribution from net realized gain          .83       .29        --        --        --
-------------------------------------------------------------------------------------------
Total dividends                               1.00       .71       .45        --        --
-------------------------------------------------------------------------------------------
Net asset value, end of year              $  19.06     15.67     13.33     12.40     10.67
-------------------------------------------------------------------------------------------
Market value, end of year                 $  17.00     12.50     10.88     10.00      9.63
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 TOTAL RETURN
-------------------------------------------------------------------------------------------
Based on net asset value                     29.86%    24.12     11.62     16.21     18.69
-------------------------------------------------------------------------------------------
Based on market value                        46.49%    22.38     13.83      3.90     28.33
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
Expenses                                      1.22%     1.25      1.22      1.23      1.22
-------------------------------------------------------------------------------------------
Net investment income                         1.29%     2.46      2.89      2.57      3.97
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Net assets at end of year (in
thousands)                                $315,059   263,935   227,997   213,972   184,884
-------------------------------------------------------------------------------------------
Portfolio turnover rate                         29%       45        69        85        50
-------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the years ended November 30, 1997 and 1996 were $.0519 and $.0609, respectively.
--------------------------------------------------------------------------------

NOTE:
Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

--------------------------------------------------------------------------------
DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
1  PARTICIPATION
                             We invite you to review the description of the Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of THE GROWTH FUND OF SPAIN, INC. (the "Fund"). If you wish to participate and your shares are held in your own name, no further action on your part is required; you are automatically enrolled in the Plan. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent for the Fund under the Plan.
--------------------------------------------------------------------------------
2  DIVIDEND
   INVESTMENT ACCOUNT
                             The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are
                             hereinafter called "Distributions."
--------------------------------------------------------------------------------
3  INVESTMENT OF
   DISTRIBUTION FUNDS
   HELD IN EACH ACCOUNT
                             If on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.
--------------------------------------------------------------------------------
4  ADDITIONAL
   INFORMATION
                             Address all notices, correspondence, questions, or other communications regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366
--------------------------------------------------------------------------------
5  ADJUSTMENT OF
   PURCHASE PRICE
                             The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if

--------------------------------------------------------------------------------
DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
                             the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.
--------------------------------------------------------------------------------
6  DETERMINATION OF
   PURCHASE PRICE
                             The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.
--------------------------------------------------------------------------------
7  BROKERAGE CHARGES
                             There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.
--------------------------------------------------------------------------------
8  SERVICE CHARGES
                             There is no service charge by Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.
--------------------------------------------------------------------------------
9  TRANSFER OF SHARES
   HELD BY AGENT
                             Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.
--------------------------------------------------------------------------------
10    SHARES NOT HELD
      IN SHAREHOLDER'S
      NAME
                             Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.
--------------------------------------------------------------------------------
11    AMENDMENTS
                             Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.
--------------------------------------------------------------------------------
12    WITHDRAWAL FROM
      PLAN
                             Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a

--------------------------------------------------------------------------------
DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
                             signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.
--------------------------------------------------------------------------------
13    TAX IMPLICATIONS
                             Shareholders will receive tax information annually for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

--------------------------------------------------------------------------------
DIRECTORS&OFFICERS

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD-SM-

DIRECTORS

JAMES E. ATKINS
Director

ARTHUR R. GOTTSCHALK
Director

FREDRICK T. KELSEY
Director

GREGORY L. MELVILLE
Director

FRED B. RENWICK
Director

MORITZ SELL
Director

JOHN B. TINGLEFF
Director

JOHN G. WEITHERS
Director

OFFICERS

DANIEL PIERCE
President

PHILIP J. COLLORA
Vice President,
Secretary and Treasurer

MARK S. CASADY
Vice President

JERARD R. HARTMAN
Vice President

THOMAS W. LITTAUER
Vice President

ANN M. MCCREARY
Vice President

KATHRYN L. QUIRK
Vice President

STEVEN H. REYNOLDS
Vice President

LINDA J. WONDRACK
Vice President

JOHN R. HEBBLE
Assistant Treasurer

MAUREEN E. KANE
Assistant Secretary

CAROLINE PEARSON
Assistant Secretary

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------

 ..............................................................................
LEGAL COUNSEL                           VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                        222 North LaSalle Street
                                        Chicago, IL 60601
 ..............................................................................
SHAREHOLDER                             KEMPER SERVICE COMPANY
SERVICE AGENT                           P.O. Box 419066
                                        Kansas City, MO 64141
 ..............................................................................
CUSTODIAN AND                           INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                          801 Pennsylvania
                                        Kansas City, MO 64105
 ..............................................................................
FOREIGN CUSTODIAN                       BANCO SANTANDER
                                        Madrid, Spain
 ..............................................................................
INDEPENDENT AUDITORS                    ERNST & YOUNG LLP
                                        233 South Wacker Drive
                                        Chicago, IL 60606

               [LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD-SM-

Printed in the U.S.A. on recycled paper.
GSP - 2 (1/98)  1042030